UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 31, 2011

(Date of Report — date of earliest event reported)

DATALINK CORPORATION

(Exact name of registrant as specified in charter)

Minnesota

(State or other jurisdiction of incorporation or organization)

00029758	41-0856543
(Commission File No.)	(IRS Employer Identification No.)

8170 Upland Circle, Chanhassen, MN 55317-8589

(Address of principal executive offices)

952-944-3462

(Registrant’s telephone number, including area code)

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 31, 2011, Datalink Corporation (the “Company”) entered into a Credit Agreement between the Company and Wells Fargo Bank, National Association (the “Credit Agreement”).

The Credit Agreement provides for a line of credit not to exceed $10,000,000 for general working capital purposes.  The line of credit is secured by substantially all of our personal property.  The line of credit expires on July 31, 2012.  Borrowings under the line of credit are limited to three times the aggregate of our EBITDA (as defined in the Credit Agreement) for the trailing two fiscal quarters plus the amount of any non-cash stock compensation expensed in the trailing two fiscal quarters.

The Credit Agreement contains customary representations, warranties, covenants and events of default, including but not limited to, covenants restricting our ability to (i) grant liens on our assets, (ii) make certain fundamental changes, including merging or consolidating with another entity or making any material change in the nature of our business, (iii) make certain dividends or distributions, (iv) make certain loans or investments, or (v) incur certain indebtedness. The Credit Agreement also requires that we have working capital of not less than $15,000,000 at each fiscal quarter-end, and certain levels of net income after taxes.

The full terms and conditions of this financing are set forth in the Credit Agreement. A copy of the Credit Agreement is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibit is filed herewith:

10.1	Credit Agreement by and between Datalink Corporation and Wells Fargo Bank, National Association dated March 31, 2011.
99.1	Press release dated April 1, 2011 announcing the Company’s Credit Agreement by and between Datalink Corporation and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2011

DATALINK CORPORATION

	By:	/s/ Gregory T. Barnum
Gregory T. Barnum,
Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing
10.1	Credit Agreement by and between Datalink Corporation and Wells Fargo Bank, National Association dated March 31, 2011.	Filed Electronically
99.1	Press release dated April 1, 2011 announcing the Company’s Credit Agreement by and between Datalink Corporation and Wells Fargo Bank, National Association.